                                                                    EXHIBIT 10.3
                Florida documentary stamp tax required by law in the amount of $914.90 has been paid or will be paid directly to the Department of Revenue. Certificate of Registration #__________.


[Barnett Bank Logo]


                               PROMISSORY NOTE

   Principal      Loan Date       Maturity       Loan No       Call       Collateral        Account       Officer        Initials
 $261,382.00      04-22-1996     04-22-1999    06900005775     A100           40                           0494
      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

  Borrower:     Teltronics, Inc.                                     Lender:    BARNETT BANK OF MANATEE COUNTY, N.A.
                2150 Whitfield Industrial Way                                   1001 3rd Avenue West
                Sarasota, FL 34243                                              P.O. Box 9390
                                                                                Bradenton, FL 34206


Principal Amount:  $261,382.00                     Date of Note:  April 22, 1996

PROMISE TO PAY. Teltronics, Inc., jointly and severally if more than one ("Borrower"), promises to pay to BARNETT BANK OF MANATEE COUNTY, N.A. ("Lender"), or order, in lawfully obtained money of the United States of America, the principal amount of Two Hundred Sixty One Thousand Three Hundred Eighty Two & 00/100 Dollars ($261,382.00), together with interest on the unpaid principal balance from date(s) of disbursement, until paid in full as set forth herein.

PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in 35 principal payments of $3,816.17 each and one final principal and interest payment of $128,384.14. Borrower's first principal payment is due May 22, 1996, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date. Borrower's first interest payment is due May 22, 1996, and all subsequent interest payments are due on the same day of each month after that. Borrower's final payment due April 22, 1999, will be for all principal and accrued interest not yet paid. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Payments shall be allocated between principal, interest, costs, fees, if any, in the discretion of Lender. Any payment to be debited from Borrower's designated account will be debited on the scheduled due date; however, if the scheduled due date is on a weekend or holiday, the payment will be debited on the next non-weekend/holiday day.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Barnett Banks, Inc. prime rate (the ("Index"). This is the rate Barnett Banks, Inc. announces from time to time as its prime rate. The interest rate will be adjusted to reflect a change in the index on the same day as the index changes. The interest rate to be applied to the unpaid balance of this Note will be at a per annum rate of
1.000 percentage point over the index. Lender will tell Borrower the current index rate upon Borrower's request. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law. Upon demand for payment of this Note, the interest rate on this Note to be applied to the unpaid balance or principal, unpaid accrued interest, costs and fees, to be applicable until paid in full, will be the highest interest rate permitted by applicable law.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $100,000, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due; (b) Borrower breaks any written promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or in any written agreement related to this Note, or in any other written agreement or loan Borrower has with Lender, contingent or absolute, due or to become due, now or hereafter existing; (c) A breach of any term or condition of any security agreement, pledge agreement, mortgage loan agreement or any other agreement related to or securing this Note regardless if said document is executed by Borrower, any guarantor or a third-party not liable for this Note, upon which a cure period, if any, contained in said agreement has expired; (d) suspension, liquidation, sale or transfer of Borrower's business or assets; (e) Any representation, warranty, statement or report made or furnished to Lender by Borrower or on Borrower's behalf is false, or misleading in any material respect; (f) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws; (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender; (h) Failure of Borrower to furnish Lender within thirty (30) days after written request by Lender, current financial statements, including income tax returns, in form satisfactory to Lender or to permit inspection of any of Borrower's books or records; (i) The issuance of any tax levy or lien against Borrower or Borrower's failure to pay, withhold, collect or remit any tax when assessed or due; (j) The filing of formal charges under any federal or state law against Borrower or Borrower's assets which forfeiture is a potential penalty; (k) Any of the events described in this default section occurs with respect to any guarantor of this Note; (l) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, costs and fees immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest, costs and fees to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note but in no event at an effective total interest rate on this Note greater than the rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays in later dishonored.

RIGHT OF SETOFF. Borrower authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on this Note against any and all the accounts set forth below in the Accounts section without prior demand or notice to Borrower.

04-22-1996                      PROMISSORY NOTE                         Page 2
Loan No 06900005775               (Continued)
================================================================================

ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extend allowed by law, waive presentment, demand for payment, protest and notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All rights, powers, privileges and immunities herein granted to Lender shall extend to its successors and assigns and any other legal holder of this Note. All rights, powers, privileges and immunities of Borrower hereunder may not in any way be assigned, transferred or sold. Lender at any time is authorized to correct patent errors herein. All such parties agree that Lender may renew, modify, substitute, consolidate or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to, acknowledgement or agreement by anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. This Note constitutes the entire understanding and agreement of the parties as to the matters set forth in this Note and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Note shall be effective unless given in writing and signed by Lender. Borrower acknowledges that this Note evidences a loan made primarily for business, commercial or agricultural purposes and not primarily for personal, family or household purposes. When this Note becomes due, by default, demand or maturity, Lender may, at its option, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to any collateral pledged or granted for this Note. Lender shall not be bound to take any steps necessary to preserve any rights in any such collateral against prior parties. Lender shall have no duty with respect to collection or protection of any such collateral or of any income of any such on the collateral as to the preservation of any rights pertaining to any such collateral beyond safe custody. Borrower authorizes Lender to exchange Lender's deposit, credit and borrowing information about Borrower with third parties. Borrower agrees to indemnify and hold Lender harmless against liability for the payment for documentary stamp and intangible taxes (including interest and penalties) (if applicable), which may be determined to be payable with respect to this transaction. If this Note is renewed, modified, extended, substituted or consolidated, although Lender is under no duly to do so, Lender may, without Borrower's or any guarantor's consent: (a) advance the maximum amount of principal then available the day prior to said occurrence, (b) deposit said amount in Borrower's account with Lender the day prior to said occurrence, (c) withdraw said amount from Borrower's account with Lender the day after said occurrence, and (d) apply said amount to the principal amount then outstanding. Said procedures are intended to minimize Borrower's documentary stamp tax and/or intangible tax liabilities (if applicable) although Borrower will be fully responsible for accrued interest on the amount of principal advanced for said procedure. If this Note represents a renewal, modification, extension, substitution or consolidation of a Note owed to Lender, then Borrower acknowledges and agrees that there are no claims, setoffs, avoidances, counterclaims or defenses or rights to claims, setoffs, avoidances, counterclaims or defenses to enforcement of this Note.













PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Teltronics, Inc.



By: /s/ Ewen R. Cameron
   ---------------------------------
        Ewen R. Cameron, President

[Barnett Bank Logo]



                    DISBURSEMENT REQUEST AND AUTHORIZATION

   Principal       Loan Date        Maturity        Loan No.     Call       Collateral      Account       Officer      Initials
 $261,382.00      04-22-1996       04-22-1999     06900005775    A100           40                         0494
    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:       Teltronics, Inc.                                         Lender:        BARNETT BANK OF MANATEE COUNTY, N.A.
                2150 Whitfield Industrial Way                                           1001 3rd AVENUE WEST
                Sarasota, FL  34243                                                     P.O. BOX 9390
                                                                                        BRADENTON, FL  34206
====================================================================================================================================

  LOAN TYPE. This is a Variable Rate (1.000% over Barnett Banks, Inc.'s announced from time to time), Principal Plus Interest Loan to a Corporation for $261,382.00 due on April 22, 1999.

  PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

        [  ] Personal, Family, or Household Purposes or Personal Investment.

        [  ] Business (including Real Estate Investment).

  SPECIFIC PURPOSE. The specific purpose of this loan is: To finance equipment.

  DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $261,382.00 as follows:

        Amount paid to others on Borrower's behalf:                                    $261,382.00
        $193,382.00 to Amistar Corporation
        $68,000.00 to DEK USA, Inc.

        Other Charges Financed:                                                        $      0.00
                                                                                       -----------
        Note Principal:                                                                $261,382.00

  CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

        Prepaid Finance Charges Paid in Cash:                                          $      0.00

        Other Charges Paid in Cash:                                                    $  1,214.90
                $37.00 UCC Recording - Secretary of State - Florida
                $250.00 Loan Processing Fee
                $7.00 Corporate Search
                $6.00 UCC Search
                $914.90 Documentary Stamp
                                                                                       -----------
        Total Charges Paid in Cash:                                                    $  1,214.90

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 22, 1996.

BORROWER:

Teltronics, Inc.



By: /s/ Ewen R. Cameron, President
    ---------------------------------
        Ewen R. Cameron, President